UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement

On September 21, 2023, BioSig Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited and institutional investors (the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 1,458,770 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $0.5554 per share, and warrants (the “Warrants”) to purchase up to 729,385 shares of Common Stock (the “Warrant Shares” and together with the Shares and the Warrants, the “Securities”), at an exercise price of $0.4929 per share, that will become exercisable six months after the date of issuance and will expire five and one-half years following the date of issuance, in exchange for aggregate consideration of $810,200.84 (the “September PIPE”). The Securities were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The foregoing summaries of the Purchase Agreement and the Warrants are not complete and are qualified in their entirety by reference to the full text of the form of the Purchase Agreement and the Warrant attached hereto as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (the “Report”).

Item 3.02             Unregistered Sales of Equity Securities.

On July 26, 2023, the Company entered into an engagement agreement (the “Engagement Agreement”) with Laidlaw & Company (UK) Ltd. (“Laidlaw”) pursuant to which Laidlaw agreed to serve as financial advisor and an introducing broker and assist the Company in connection with the Company’s offering of securities. Pursuant to certain compensation provisions in the Engagement Agreement, the Company agreed to issue to Laidlaw as partial compensation in connection with the September PIPE, a warrant to purchase 40,511 shares of Common Stock at an exercise price of $0.4929 per share (the “Laidlaw Warrant”). The Laidlaw Warrant will become exercisable six months after the date of issuance and will expire five and one-half years following the date of issuance. The Laidlaw Warrant will be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing summary of the Laidlaw Warrant is not complete and is qualified in its entirety by reference to the full text of the form of Laidlaw Warrant, which is attached hereto as Exhibit 4.2 to this Report.

In addition, the information contained in Item 1.01 of this Report in relation to the Securities is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Laidlaw Warrant
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: September 27, 2023	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Executive Chairman